Interest expense and other financial income & expense - Other financial income & expense (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Analysis of income and expense [abstract]
Interest income	$ 84	$ 45	$ 16
Loss on extinguishment of financial debt	0	0	(5)
Other financial expense	(12)	(11)	(12)
Monetary gain/(loss) from hyperinflation accounting	1	(13)	(16)
Currency result, net	(30)	(39)	(58)
Total other financial income & expense	$ 43	$ (18)	$ (75)